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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549-1004

                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 1, 1997
                                                  (July 15, 1997)

                           ARKANSAS BEST CORPORATION
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                   0-19969                   71-0673405
----------------------------  ---------------------  --------------------------
      (State or other             (Commission              (IRS Employer
      jurisdiction of             File Number)           Identification No.)
     incorporation or
       organization)


                            3801 Old Greenwood Road
                           Fort Smith, Arkansas 72903
                                 (501) 785-6000
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  (Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)


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ITEM 5.  OTHER EVENTS.

On July 15, 1997, Arkansas Best Corporation's (the "Company") existing Credit Agreement with Societe Generale, Southwest Agency as Managing Agent and Administrative Agent, NationsBank of Texas, N.A., as Documentation Agent, and certain other banks was amended.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of businesses acquired.

     None

(b)  Pro forma financial information.

     None

(c)  Exhibits

  Exhibit 10.1 First Amendment dated as of July 15, 1997 to the $346,971,312 Amended and Restated Credit Agreement dated as of February 21, 1996 among Arkansas Best Corporation as the Borrower, Societe Generale, Southwest Agency as Managing Agent and Administrative Agent, NationsBank of Texas, N.A. as Documentation Agent and the Banks named herein as the Banks



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ARKANSAS BEST CORPORATION
                                                        (Registrant)

Date:  August 1, 1997                        /s/ David E. Loeffler
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                                             David E. Loeffler, Vice President-
                                             Treasurer, Chief Financial Officer
                                             and Principal Accounting Officer



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                                 EXHIBIT INDEX

 Exhibit
  Number                          Exhibit
 -------                          -------

 Exhibit       First Amendment dated as of July 15, 1997 to the $346,971,321
  10.1         Amended and Restated Credit Agreement dated as of February 21,
               1996 among Arkansas Best Corporation as the Borrower, Societe
               Generale, Southwest Agency as Managing Agent and Administrative
               Agent, NationsBank of Texas, N.A. as Documentation Agent and the
               Banks named herein as the Banks



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